Semiannual Report

June 30, 2002

T. Rowe Price
Limited-Term Bond Portfolio

Dear Investor

In a challenging economic environment, the Federal Reserve aggressively lowered interest rates throughout 2001 and held them steady thus far in 2002. The Limited-Term Bond Portfolio delivered modest gains from income in the latest six months and solid gains from income and capital appreciation during the 12 months ended June 30, 2002, as investors flocked to the safe haven of high-quality bonds.

MARKET ENVIRONMENT

  Interest Rate Levels

                              Current Coupon                     5-Year                      2-Year
                                        GNMA              Treasury Note               Treasury Note

  6/30/01                               6.83                       4.95                        4.24
  7/31/01                               6.36                       4.53                        3.79
  8/31/01                               6.28                       4.38                        3.63
  9/30/01                               6.00                       3.80                        2.85
  10/31/01                              5.58                       3.47                        2.42
  11/30/01                              6.22                       4.06                        2.84
  12/31/01                              6.45                       4.30                        3.02
  1/31/02                               6.39                       4.37                        3.16
  2/28/02                               6.13                       4.19                        3.06
  3/31/02                               6.66                       4.84                        3.72
  4/30/02                               6.26                       4.41                        3.22
  5/31/02                               6.23                       4.35                        3.19
  6/30/02                               6.08                       4.03                        2.81

  The economy changed dramatically over the past six months, creeping from recession to expansion as signs of recovery emerged early in 2002. GDP growth accelerated to an annualized 5.0% in the first quarter as manufacturers restored inventories that had been depleted during last year's slowdown. GDP growth slowed following the first-quarter inventory boom, and the second-quarter rate was just 1.1%. Nevertheless, the recovery theme remained intact. At the same time, corporate cost cutting and strong labor productivity improved profit margins, spurring an increase in capital investment. With inflation subdued, the Federal Reserve reduced the fed funds target rate to 1.75% near the end of 2001 and held it steady through the end of the reporting period to encourage the recovery. Signs of an economic revival pushed rates up somewhat in early 2002, but for the year overall, rates have come down considerably. Over the last 12 months, the Treasury yield curve steepened as short-maturity yields fell further than the yields of long-term issues. Short-term interest rates, as measured by the federal funds target rate, declined 200 basis points (100 basis points equal one percentage point). Two-year Treasury notes declined 143 basis points while intermediate five-year Treasury yields declined 92 basis points.

PERFORMANCE AND STRATEGY REVIEW

  Performance Comparison

  Periods Ended 6/30/02                          6 Months              12 Months
  --------------------------------------------------------

  Limited-Term
  Bond Portfolio                                    1.76%                  5.95%

  Merrill Lynch 1-5 Year
  U.S. Corporate and
  Government Index                                   2.94                   7.62

  Lipper Variable Annuity
  Underlying Short
  Intermediate Investment-
  Grade Debt Funds Average                           2.12                   5.99

  For the 6- and 12-month periods ended June 30, 2002, the Limited-Term Bond Portfolio provided returns of 1.76% and 5.95%, respectively. Our results fell just short of the Lipper Variable Annuity Underlying Short Intermediate Investment-Grade Debt Funds Average, and trailed the unmanaged Merrill Lynch 1-5 Year U.S. Corporate and Government Index, which has no expenses, by a wider margin. The latest six-month performance reflected a $0.04 decline in net asset value to $5.02, which was more than offset by dividends of $0.13 per share.

  The portfolio lagged versus the Lipper peer group, in part because we maintained a higher weight in medium-quality (i.e., BBB) corporate bonds, which underperformed, especially after the disclosure of corporate malfeasance eroded investor confidence, pressuring stocks and many corporates lower. Asset- and mortgage-backed sectors performed well, but we remained underweight in Treasuries and other government obligations, which detracted from relative results. We successfully avoided defaults in the land mine-filled corporate bond market while maintaining a portfolio construction that benefited from changes in rates and the yield curve.
  At the time of our December report, we had taken steps to improve the portfolio's defensive characteristics in light of the economic shock following September 11. We trimmed our corporate bond and note position to 49% from 52% and focused on the banking and finance sectors, which benefited from the aggressive Federal Reserve easings. Concurrently, we upgraded the overall quality of our corporate bond holdings.

  As the economy showed signs of recovering toward year-end, we began rebuilding the portfolio's corporate bond exposure, rotating some of the higher-rated defensive holdings into lower-rated issues, especially in the industrial sector. Triple B rated holdings, for example, were increased to 22% at the end of June from 16% in December. These shifts lowered the portfolio's weighted average credit quality to AA - from AA.

  This overweighting in corporates, which included several recently distressed companies such as Dynegy, WorldCom, Sprint Capital, Tyco International, and U.S. West Communications, detracted from performance in recent months. However, the portfolio's broad diversification and limited exposure to these highly publicized names, which represented less than 3% in aggregate, allowed us to escape some of the devastating effects of large single-company surprises. T. Rowe Price's extensive research capabilities continue to help us successfully navigate today's uncharacteristically treacherous corporate bond landscape. Once market participants become less prone to panic at the first sign of bad news, we believe that the fundamental debt-paying capabilities of many of these companies will become apparent, and the prices of their bonds should recover.

  Asset-backed securities, star performers throughout the year, were increased to 14% in June from 10% in December. The portfolio's expanded asset-backed and corporate holdings were funded through the reduction of short-term U.S. government obligations and mortgage-backed securities, which have lower yields and are likely to underperform in the rising-rate environment we expect later this year or early next year.

  For the last six months of 2001, the portfolio maintained a relatively long 2.3-year duration, which averaged about 10% longer than the peer group. This slightly more aggressive posture helped generate superior relative performance in last year's declining interest rate environment. However, as the economy showed hints of recovering and the Fed's easing process appeared to end late last year, we systematically shortened duration. It now stands at 2.0 years - about 5% shorter than the peer group - reflecting our expectation that the next major move in interest rates will be higher.

OUTLOOK

  We believe the conditions for a sustained economic recovery are in place. Previous fiscal stimulus programs and low inflation supported consumer strength during the recession, and now the depletion of inventories, plus the Fed's aggressive monetary easing, should spur production and investment. The Fed seems likely to maintain the "neutral" stance it adopted in March, meaning it sees the risks of rising inflation and renewed economic weakness as about evenly balanced. If the recovery continues, it is reasonable to anticipate a series of gradual fed funds rate increases - possibly beginning before the end of this year, but more likely sometime in the first half of 2003.

  Given the potential for the Fed to start raising short-term interest rates sometime in the next six to 12 months, we expect to maintain the somewhat cautious approach we established over the past six months. Apart from the adverse effect of interest rate movements, however, the stronger economy should benefit corporate and other non-Treasury sectors, which represent a significant portion of the portfolio's holdings but have suffered lately from credit concerns. We will continue to seek an attractive balance of yield and capital preservation while maintaining overall high credit quality. In summary, we see a relatively flat bond environment and expect this year's returns to be generated primarily from income.

  Respectfully submitted,

  Edward A. Wiese President of the Limited-Term Bond Portfolio and chairman of its Investment Advisory Committee July 17, 2002

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

Portfolio Highlights

Key Statistics
                                                       Periods
                                                         Ended
                                                       6/30/02
------------------------------------------------

30-Day Dividend Yield*                                   5.10%

Dividends per Share
  6 months                                              $ 0.13
  12 months                                               0.26

30-Day Standardized Yield to Maturity*                   4.71%

Change in Price per Share
  6 months (from $5.06 to $5.02)                       $ -0.04
  12 months (from $4.99 to $5.02)                         0.03

Weighted Average Maturity (years)                          2.4

Weighted Average Effective
Duration (years)                                           2.0
------------------------------------------------

* Dividends earned for the last 30 days of the period are annualized and divided by the portfolio's net asset value at the end of the period.

Quality Diversification
                                                    Percent of                   Percent of
                                                    Net Assets                   Net Assets
                                                      12/31/01                      6/30/02
--------------------------------------------------------------------

Quality Rating*
  AAA                                                      38%                          29%

  AA                                                        19                           24

  A                                                         27                           24

  BBB                                                       16                           22

  BB                                                         -                            1
--------------------------------------------------------------------

Weighted Average Quality                                    AA                          AA-
--------------------------------------------------------------------
*Based on T. Rowe Price research.

Sector Diversification
                                                    Percent of                   Percent of
                                                    Net Assets                   Net Assets
                                                      12/31/01                      6/30/02
--------------------------------------------------------------------

Corporate Bonds and Notes                                  49%                          52%

  Banking and Finance                                       14                           12

  Utilities                                                  9                           12

  Industrial                                                 9                           11

  Consumer Products and Services                             7                            9

    Media and Communications                                 7                            6

  Transportation                                             3                            2

Asset-Backed Securities                                     10                           14

Mortgage-Backed Securities                                  23                           22

U.S. Government Obligations                                 10                            8

  U.S. Treasury                                              5                            3

  U.S. Government Agencies                                   5                            5

Money Market Funds                                           6                            1

All Other                                                    1                            2

Other Assets Less Liabilities                                1                            1
--------------------------------------------------------------------

Total                                                     100%                         100%
--------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Limited-Term Bond Portfolio

                      Merrill Lynch 1-5 Year                  Limited-Term
                          U.S. Corporate and                Bond Portfolio
                                Government Index

5/13/94                               10,000                        10,000
6/30/94                               10,079                        10,046
6/30/95                               10,975                        10,814
6/30/96                               11,558                        11,215
6/30/97                               12,349                        11,941
6/30/98                               13,279                        12,813
6/30/99                               13,939                        13,311
6/30/00                               14,576                        13,851
6/30/01                               16,063                        15,300
6/30/02                               17,287                        16,211

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Limited-Term Bond Portfolio

Periods Ended 6/30/02

                                                         Since         Inception
1 Year       3 Years             5 Years             Inception              Date
----------------------------------------------------------------

5.95%          6.79%               6.30%                 6.12%           5/13/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Limited-Term Bond Portfolio
Unaudited

                             For a share outstanding throughout each period
                   --------------------------------------------------------
                          6 Months           Year
                             Ended          Ended
                           6/30/02       12/31/01      12/31/00       12/31/99       12/31/98      12/31/97
NET ASSET VALUE
Beginning of period         $ 5.06         $ 4.93        $ 4.79         $ 5.02         $ 4.96        $ 4.93

Investment activities
  Net investment
income (loss)                 0.13           0.28          0.29           0.27           0.28          0.29

  Net realized and
  unrealized gain
  (loss)                    (0.04)           0.13          0.14          (0.23)          0.07          0.03

  Total from
  investment
  activities                  0.09           0.41          0.43           0.04           0.35          0.32

Distributions
  Net investment
  income                    (0.13)         (0.28)        (0.29)         (0.27)         (0.28)        (0.29)

  Net realized gain              -              -             -              -         (0.01)             -

  Total Distributions       (0.13)         (0.28)        (0.29)         (0.27)         (0.29)        (0.29)

NET ASSET VALUE
End of period               $ 5.02         $ 5.06        $ 4.93         $ 4.79         $ 5.02        $ 4.96
                   --------------------------------------------------------
Ratios/Supplemental
Data
Total return(diamond)        1.76%          8.47%         9.25%          0.84%          7.28%         6.74%

Ratio of total
expenses to
average net assets          0.70%!          0.70%         0.70%          0.70%          0.70%         0.70%

Ratio of net
investment
income (loss) to
average net assets          5.10%!          5.54%         6.00%          5.54%          5.58%         5.91%

Portfolio
turnover rate               49.7%!          48.4%         58.4%          36.2%          50.9%         48.7%

Net assets,
end of period
  (in thousands)          $ 83,890       $ 83,906      $ 68,844       $ 53,148       $ 46,235      $ 24,280

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!  Annualized

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
June 30, 2002 (Unaudited)

                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
ASSET-BACKED SECURITIES 14.5%
Capital Auto Receivables Asset
  Series 2002-2, Class CERT
    4.18%, 10/15/07                                             $ 375                    $ 381

  Series 2002-2, Class A4
    4.50%, 10/15/07                                               375                      382

Chase Manhattan Auto Owner Trust
  Series 2002-A, Class A3
    3.49%, 3/15/06                                                750                      755

  Series 2001-B, Class CTFS
    3.75%, 5/15/08                                                225                      226

  Series 2001-B, Class A4
    3.80%, 5/15/08                                                300                      300

CIT RV Trust
  Series 1998-A, Class A4
    6.09%, 2/15/12                                                750                      774

Comed Transitional Funding Trust
  Series 1998-1, Class A5
    5.44%, 3/25/07                                                670                      697

CPL Transition Funding
  Series 2002-1, Class A1
    3.54%, 1/15/07                                              1,000                    1,009

Dayton Hudson Credit Card Master Trust
  Series 1998-1A, 5.90%, 5/25/06                                  550                      570

Dealer Auto Receivables Trust
  Series 2000-1, Class A3
    7.07%, 5/17/04                                                450                      457

John Deer Owner Trust
  Series 2001-A, Class A4
    3.78%, 9/15/08                                                800                      795

Harley Davidson Motorcycle Trust
  Series 2001-1B, Class CTFS
    5.29%, 1/15/09                                                315                      323

Honda Auto Receivables Owner Trust
  Series 2002-1, Class A4
    4.22%, 4/16/07                                                800                      809

MBNA Credit Card Master Trust
  Series 1999-M, Class A
    6.60%, 4/16/07                                              1,100                    1,170

  Series 2000-A, Class C
    7.90%, 7/16/07                                                550                      593

  Series 2001, Class AA
    5.75%, 10/15/08                                               725                      764

                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Nissan Auto Receivables Owner Trust
  Series 2000-C, Class A3
    6.72%, 8/16/04                                              $ 537                    $ 550

Reliant Energy Transition Bond Trust
  Series 2001-1, Class A1
    3.84%, 9/15/07                                              1,000                    1,010

WFS Financial Owner Trust
  Series 2000-4, Class A-4
    7.41%, 9/20/07                                                550                      585

Total Asset-Backed Securities (Cost $11,838)                                            12,150

CORPORATE BONDS AND NOTES 54.1% Banking and Finance 11.5% ABN AMRO Bank
(Chicago)
  Sr. Sub. Notes
    7.25%, 5/31/05                                                410                      442

AIG Sunamerica Global Financing XII
  Sr. Notes, 144A
    5.30%, 5/30/07                                                550                      560

Allstate Financial Global Funding
  Sr. Notes, 144A
    5.25%, 2/1/07                                                 500                      505

AT&T Capital
  Sr. Notes
    6.60%, 5/15/05                                                195                      188

Banco Generale
  Sr. Notes, 144A
    7.70%, 8/1/02                                                 300                      300

CIT Group
  Sr. Notes
    7.50%, 11/14/03                                               405                      403

Citigroup
  Sr. Notes
    5.75%, 5/10/06                                                400                      417

Countrywide Funding
  Sr. Notes
    5.25%, 5/22/03                                                380                      389

First Union
  Sr. Notes
    7.55%, 8/18/05                                                750                      823

FleetBoston Financial
  Sr. Notes
    7.25%, 9/15/05                                                550                      592

T. Rowe Price Limited-Term Bond Portfolio
June 30, 2002 (Unaudited)
                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
General Electric Capital
  Sr. Notes
    5.00%, 6/15/07                                              $ 500                    $ 503

Goldman Sachs Group
  Sr. Notes, 144A
    6.75%, 2/15/06 +                                              300                      318

International Lease Finance
  Sr. Notes
    5.50%, 6/7/04                                                 750                      772

Lehman Brothers
  Sr. Notes
    7.375%, 5/15/04                                               500                      535

MBNA America Bank
  Sr. Sub. Notes
    7.25%, 9/15/02                                                185                      186

Merrill Lynch
  Sr. Notes
    7.00%, 3/15/06                                                275                      295

Midland Bank,
  Sr. Sub. Notes
    7.625%, 6/15/06                                               700                      766

Morgan Stanley Dean Witter
  Sr. Notes
    6.10%, 4/15/06                                                300                      313

PHH
  Sr. Notes
    8.125%, 2/3/03                                                500                      514

Provident Bank
  Sr. Sub. Notes
    7.125%, 3/15/03                                               275                      279

St. Paul Companies
  Sr. Notes
    5.75%, 3/15/07                                                350                      351

Union Planters
  Sr. Sub. Notes
    6.25%, 11/1/03                                                200                      207

                                                                                         9,658

Canadian Government and Municipalities 1.9%
Canada Government (CAD)
    3.50%, 6/1/04                                                 600                      392

    6.00%, 9/1/05                                               1,725                    1,187

                                                                                         1,579

Consumer Products and Services 9.2%
Clear Channel Communications
  Sr. Notes
    7.875%, 6/15/05                                               500                      521

                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Coca-Cola Femsa
  Sr. Notes
    8.95%, 11/1/06                                              $ 400                    $ 436

Comcast Cable
  Sr. Notes
    8.375%, 5/1/07                                                500                      507

Dayton Hudson
  Sr. Notes
    6.625%, 3/1/03                                                200                      205

    7.50%, 7/15/06                                                250                      275

Eastman Kodak
  Sr. Notes
    6.375%, 6/15/06                                               255                      261

Federated Department Stores
  Sr. Notes
    8.125%, 10/15/02                                              550                      559

Grand Metropolitan Investment
  Sr. Notes
    Zero Coupon, 1/6/04                                           825                      788

Johnson & Johnson
  Sr. Notes
    6.625%, 9/1/09                                                850                      905

McCormick
  Sr. Notes
    6.40%, 2/1/06                                                 500                      520

Nabisco
  Sr. Notes
    6.125%, 2/1/33                                                290                      296

Ralcorp Holdings
  Sr. Notes
    8.75%, 9/15/04                                                500                      550

Sears Roebuck Acceptance Corp.
  Sr. Notes
    6.75%, 9/15/05                                                500                      529

Sony
  Sr. Notes
    6.125%, 3/4/03                                                225                      231

Viacom
  Sr. Notes
    6.40%, 1/30/06                                                210                      219

Wal-Mart
  Sr. Notes
    6.55%, 8/10/04                                                825                      877

                                                                                         7,679

T. Rowe Price Limited-Term Bond Portfolio
June 30, 2002 (Unaudited)
                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Energy 0.5%
PDV America
  Sr. Notes
  7.875%, 8/1/03                                                $ 220                    $ 221

YPF Sociedad Anonima
  Sr. Notes
    7.25%, 3/15/03                                                235                      181

                                                                                           402

Foreign Government and Municipalities
(Excluding Canadian) 0.5%
Intermediate American Development Bank
  Sr. Notes
    6.375%, 10/22/07                                              375                      407

                                                                                           407

Industrial 11.2%
Boeing Capital
  Sr. Notes
    7.10%, 9/27/05                                                750                      812

Caterpillar Financial Services
  Sr. Notes
    6.875%, 8/1/04                                                550                      585

Daimler Chrysler North America
  Sr. Notes
    6.90%, 9/1/04                                                 550                      581

Ford Motor Credit
  Sr. Notes
    6.875%, 2/1/06                                                525                      537

GMAC
  Sr. Notes
    7.50%, 7/15/05                                                600                      640

Hertz
  Sr. Notes
    8.25%, 6/1/05                                                 250                      264

Hutchison Whampoa Finance
  Sr. Notes
    144A, 6.95%, 8/1/07                                           500                      537

Northrop Grumman
  Sr. Notes
    8.625%, 10/15/04                                              850                      927

Parker Hannifin
  Sr. Notes
    5.65%, 9/15/03                                                550                      565

Praxair
  Sr. Notes
    6.85%, 6/15/05                                                500                      527

                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Raytheon
  Sr. Notes
    6.45%, 8/15/02                                              $ 750                    $ 753

Toyota Motor Credit
  Sr. Notes
    5.625%, 11/13/03                                              550                      571

Tyco International
  Sr. Notes
    5.875%, 11/1/04                                               850                      701

United Technologies
  Sr. Notes
    6.625%, 11/15/04                                              550                      586

Waste Management
  Sr. Notes
    6.625%, 7/15/02                                               340                      340

Weyerhaeuser
  Sr. Notes
    5.50%, 3/15/05                                                500                      509

                                                                                         9,435

Media and Communications 5.9%
360 Communications
  Sr. Notes
    7.125%, 3/1/03                                                550                      562

AOL Time Warner
  Sr. Notes
    5.625%, 5/1/05                                                350                      340

Bellsouth
  Sr. Notes
    5.00%, 10/15/06                                               800                      810

British Telecommunications
  Sr. Notes, STEP
    7.875%, 12/15/05                                              250                      268

Cox Communications
  Sr. Notes
    6.875%, 6/15/05                                               500                      493

SBC Communications
  Sr. Notes
    5.75%, 5/2/06                                                 500                      519

Sprint Capital
  Sr. Notes
    5.70%, 11/15/03                                               410                      365

Telefonica Europe
  Sr. Notes
    7.35%, 9/15/05                                                750                      789

T. Rowe Price Limited-Term Bond Portfolio
June 30, 2002 (Unaudited)
                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
U.S. West Communications
  Sr. Notes
    7.20%, 11/1/04                                              $ 555                    $ 494

Verizon Global Funding
  Sr. Notes
    6.125%, 6/15/07                                               350                      349

                                                                                         4,989

Transportation 1.9%
Amerco
  Sr. Notes
    8.80%, 2/4/05                                                 300                      272

ERAC USA Finance
  Sr. Notes, 144A
    6.375%, 5/15/03                                               200                      204

GATX Capital
  Sr. Notes
    6.875%, 11/1/04                                               275                      269

Norfolk Southern
  Sr. Notes
    7.875%, 2/15/04                                               145                      154

Southwest Airlines
  Sr. Notes
    8.75%, 10/15/03                                               200                      214

Union Pacific
  Sr. Notes
    5.84%, 5/25/04                                                500                      518

                                                                                         1,631

Utilities 11.5%
Alabama Power
  Sr. Notes
    5.49%, 11/1/05                                                750                      772

American Electric Power
  Sr. Notes
    6.125%, 5/15/06                                               535                      544

Arizona Public Service
  Sr. Notes
    5.875%, 2/15/04                                               750                      774

CE Electric UK Funding
  Sr. Notes, 144A
    6.853%, 12/30/04                                              330                      341

Coastal
  Sr. Notes
    7.50%, 8/15/06                                                500                      508

Consumers Energy Group, 1st. Mtg.
    6.00%, 3/15/05                                                270                      260

                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
DTE Energy
  Sr. Notes
    6.00%, 6/1/04                                               $ 500                    $ 515

Dynegy Holdings
  Sr. Notes
    8.125%, 3/15/05                                               400                      328

Energy East
  Sr. Notes
    5.75%, 11/15/06                                               670                      670

FirstEnegy
  Sr. Notes
    5.50%, 11/15/06                                               350                      341

KN Energy
  Sr. Notes
    6.65%, 3/1/05                                                 750                      782

Mirant Americas Generation
  Sr. Notes
    7.625%, 5/1/06                                                500                      425

National Rural Utilities
    5.00%, 10/1/02                                                550                      553

Niagara Mohawk Power
  Sr. Notes
    5.375%, 10/1/04                                               800                      812

    7.25%, 10/1/02                                                275                      278

Nisource Finance
  Sr. Notes
    5.75%, 4/15/03                                                500                      493

Public Service Electric & Gas, 1st Mtg.
    6.25%, 1/1/07                                                  75                       77

Sempra Energy
  Sr. Notes
    6.80%, 7/1/04                                                 700                      730

Utilicorp United
  Sr. Notes
    7.00%, 7/15/04                                                550                      456

                                                                                         9,659

Total Corporate Bonds and Notes (Cost $44,896)                                          45,439

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 6.5%
Commercial Mortgage Securities
  Series 1998-C2, Class A1, CMO
    6.15%, 11/15/07                                               325                      341

T. Rowe Price Limited-Term Bond Portfolio
June 30, 2002 (Unaudited)
                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
GSR Mortgage Loan Trust
  Series 2001-1, Class A12
    4.612%, 11/25/31                                            $ 750                    $ 767

Money Store Home Equity Trust
  Series 197-C, Class AF8
    6.575%, 1/15/39                                               652                      675

Morgan Stanley Dean Witter Capital, CMO
    5.38%, 1/15/39                                                600                      607

Prudential Securities Secured Financing
  Series 1999-NRF1, Class A1, CMO
    6.074%, 1/15/08                                               556                      581

Residential Accredit Loans, CMO
    7.25%, 11/25/27                                               459                      470

Residential Funding Mortgage
  Series 1999-S3, Class A1, CMO
    6.50%, 1/25/29                                                610                      622

Saxon Asset Securities Trust
  Series 1997-3, Class AF6
    6.73%, 2/25/27                                                466                      468

Summit Mortgage Trust
  Series 2002, Class A1
    6.339%, 6/28/16                                               475                      491

Washington Mutual
  Series 2001-6, Class II, CMO
    5.997%, 2/25/31                                               428                      431

Total Non-U.S. Government
Mortgage-Backed Securities (Cost $5,351)                                                 5,453

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES 15.2%
U.S. Government Agency Obligations 11.6%
Federal Home Loan Mortgage
  6.50%, 5/1/05                                                    66                       67

CMO
  5.75%, 6/15/10                                                  536                      549

  6.00%, 1/15/08 - 1/15/26                                      4,992                    5,166

  6.50%, 4/15/21 - 6/15/26                                      2,204                    2,307

Federal National Mortgage Assn.
  5.00%, 1/1/09                                                   732                      732

  6.00%, 1/1/14                                                   297                      306

  9.00%, 5/15/05                                                   34                       35

CMO, 9.00%, 1/25/08                                               506                      543

                                                                                         9,705

                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
U.S. Government Guaranteed Obligations 3.6%
Government National Mortgage Assn.
  I
    6.50%, 5/15/09                                              $ 806                    $ 849

    7.00%, 9/15/12 - 4/15/13                                    1,731                    1,840

    8.00%, 5/15/07                                                302                      322

    10.00%, 11/15/09 - 4/15/19                                     31                       34

                                                                                         3,045

Total U.S. Government Mortgage-Backed
Securities (Cost $11,569)                                                               12,750

U.S. GOVERNMENT OBLIGATIONS/AGENCIES 7.5%
U.S. Government Agency Obligations 4.9%
Federal Home Loan Mortgage
  4.875%, 3/15/07                                                 570                      582

  5.75%, 7/15/03                                                1,000                    1,036

Federal National Mortgage Assn.
  5.25%, 1/15/03                                                  300                      305

  5.75%, 6/15/05                                                  500                      529

  7.00%, 7/15/05                                                1,500                    1,640

                                                                                         4,092

U.S. Treasury Obligations 2.6%
U.S. Treasury Notes
  4.25%, 11/15/03                                                 300                      308

  5.875%, 11/15/04                                              1,780                    1,892

                                                                                         2,200

Total U.S. Government
Obligations/Agencies (Cost $6,802)                                                       6,292

OTHER 0.1%
University of Miami
  6.90%, 4/1/04 (MBIA Insured)                                     60                       64

Total Other (Cost $59)                                                                      64

MONEY MARKET FUNDS 1.2%
T. Rowe Price Reserve Investment Fund
  1.95% #                                                         980                      980

(Cost $980)                                                                                980
T. Rowe Price Limited-Term Bond Portfolio
June 30, 2002 (Unaudited)
                                                           Par/Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Total Investments in Securities
99.1% of Net Assets (Cost $81,495)                                                    $ 83,128

Other Assets Less Liabilities                                                              762

NET ASSETS                                                                            $ 83,890

Net Assets Consist of:
Undistributed net investment income                                                     $ (18)

Undistributed net realized gain (loss)                                                   (363)

Net unrealized gain (loss)                                                               1,633

Paid-in-capital applicable to 16,700,264
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000
shares of the Corporation authorized                                                    82,638

NET ASSETS                                                                            $ 83,890
                                                                                       -------

NET ASSET VALUE PER SHARE                                                               $ 5.02
                                                                                        ------

#  Seven-day yield

+ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules - total of such securities at period-end amounts to $318 and represents 0.4% of net assets

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total of such securities at period-end amounts to $2,765 and represents 3.3% of net assets

CMO  Collateralized Mortgage Obligation

CAD  Canadian dollar

MBIA  Municipal Bond Investors Assurance Corp.

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
In thousands
Unaudited
                                                             6 Months
                                                                Ended
                                                              6/30/02
Investment Income (Loss)
  Interest income                                             $ 2,459

  Investment management and
  administrative expense                                          297

  Net investment income (loss)                                  2,162

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                    (158)

  Foreign currency transactions                                   (1)

  Net realized gain (loss)                                      (159)

Change in net unrealized gain (loss)
on securities                                                   (398)

Net realized and unrealized gain (loss)                         (557)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                        $ 1,605
                                                              -------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
In thousands
Unaudited

                                                             6 Months                     Year
                                                                Ended                    Ended
                                                              6/30/02                 12/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                $ 2,162                  $ 4,219
  Net realized gain (loss)                                      (159)                      572
  Change in net unrealized gain (loss)                          (398)                    1,248

  Increase (decrease) in net assets
  from operations                                               1,605                    6,039

Distributions to shareholders
  Net investment income                                       (2,180)                  (4,216)

Capital share transactions *
  Shares sold                                                  10,031                   23,053
  Distributions reinvested                                      2,169                    4,217
  Shares redeemed                                            (11,641)                 (14,031)

  Increase (decrease) in net assets
  from capital share transactions                                 559                   13,239

Net Assets
Increase (decrease) during period                                (16)                   15,062
Beginning of period                                            83,906                   68,844

End of period                                                $ 83,890                 $ 83,906
                                                             --------                 --------
*Share information
  Shares sold                                                   1,991                    4,572
  Distributions reinvested                                        431                      837
  Shares redeemed                                             (2,315)                  (2,786)

  Increase (decrease) in shares outstanding                       107                    2,623

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
June 30, 2002 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The fund seeks a high level of income consistent with moderate fluctuations in principal value. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $23,394,000 and $15,071,000, respectively, for the six months ended June 30, 2002. Purchases and sales of U.S. government securities aggregated $2,368,000 and $5,499,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

  For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $5,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $227,000 of unused capital loss carryforwards, of which $227,000 expire in 2008.

  At June 30, 2002, the cost of investments for federal income tax purposes was 81,510,000. Net unrealized gain aggregated $1,618,000 at period-end, of which $2,256,000 related to appreciated investments and $638,000 related to depreciated investments.

T. Rowe Price Limited-Term Bond Portfolio
June 30, 2002 (Unaudited)

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.70% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At June 30, 2002, $43,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $22,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Limited-Term Bond Portfolio

About the Portfolio's Directors and Officers

  Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Other Directorships of Public Companies

Calvin W. Burnett,         President, Coppin State College; Director,
Ph.D.                      Provident Bank of Maryland
(3/16/32)
1994

Anthony W. Deering         Director, Chairman of the Board, President, and
(1/28/45)                  Chief Executive Officer, The Rouse Company,
1994                       real estate developers

Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an
(1/27/43)                  acquisition and management advisory firm
2001

David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
2001                       Corp. (5/00 to present); Chairman and President,
                           Nye Corp.

F. Pierce                  President, F. Pierce Linaweaver & Associates, Inc.,
Linaweaver                 consulting environmental and civil engineers
(8/22/34)
1994

Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises,
2001                       Inc., The Rouse Company, and US Airways Group, Inc.

John G. Schreiber          Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                 a real estate investment company; Senior Advisor
1994                       and Partner, Blackstone Real Estate Advisors, L.P.;
                           Director, AMLI Residential Properties Trust, Host
                           Marriott Corp., and The Rouse Company

Hubert D. Vos              Owner/President, Stonington Capital Corp.,
(8/2/33)                   a private investment company
2001

Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a venture
(6/23/33)                  capital limited partnership, providing equity capital
2001                       to young high-technology companies throughout the
                           United States; Director, Teltone Corp.

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Limited-Term Bond Portfolio
Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of
T. Rowe Price              Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]       Other Directorships of Public Companies

William T. Reynolds        Director and Vice President, T. Rowe Price and
(5/26/48)                  T. Rowe Price Group, Inc.; Director, T. Rowe Price
1997                       Global Asset Management Limited; Chairman of the
[37]                       Board, Fixed Income Series

James S. Riepe             Director and Vice President, T. Rowe Price; Vice
(6/25/43)                  Chairman of the Board, Director, and Vice President,
1994                       T. Rowe Price Group, Inc.; Chairman of the Board
[98]                       and Director, T. Rowe Price Global Asset Management
                           Limited, T. Rowe Price Investment Services, Inc.,
                           T. Rowe Price Retirement Plan Services, Inc., and
                           T. Rowe Price Services, Inc.; Chairman of the
                           Board, Director, President, and Trust Officer,
                           T. Rowe Price Trust Company; Director, T. Rowe Price
                           International, Inc., and T. Rowe Price Global
                           Investment Services Limited; Vice President,
                           Fixed Income Series

M. David Testa             Vice Chairman of the Board, Chief Investment
(4/22/44)                  Officer, Director, and Vice President, T. Rowe
1997                       Price Group, Inc.; Chief Investment Officer,
[98]                       Director, and Vice President, T. Rowe Price;
                           Director, T. Rowe Price Global Asset Management
                           Limited; Vice President and Director, T. Rowe
                           Price Trust Company; Director, T. Rowe Price
                           Global Investment Services Limited and
                           T. Rowe Price International, Inc.

*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Title and
Fund(s) Served             Principal Occupations

Steven G. Brooks           Vice President, T. Rowe Price and T. Rowe Price
(8/5/54)                   Group, Inc.
Vice President,
Fixed Income Series

Brian E. Burns             Assistant Vice President, T. Rowe Price
(10/6/60)
Vice President,
Fixed Income Series

Jennifer A. Callaghan      Assistant Vice President, T. Rowe Price
(5/6/69)
Vice President,
Fixed Income Series

Joseph A. Carrier          Vice President, T. Rowe Price, T. Rowe Price
(12/30/60)                 Group, Inc., and T. Rowe Price Investment Services,
Treasurer,                 Inc.
Fixed Income Series

Patrick S. Cassidy         Vice President, T. Rowe Price and T. Rowe Price
(8/27/64)                  Group, Inc.
Vice President,
Fixed Income Series

Mark S. Finn               Vice President, T. Rowe Price
(1/14/63)
Vice President,
Fixed Income Series

Alisa Fiumara              Employee, T. Rowe Price; formerly Associate Analyst,
(2/7/74)                   Legg Mason (to 2000)
Vice President,
Fixed Income Series

Charles B. Hill            Vice President, T. Rowe Price and T. Rowe Price
(9/22/61)                  Group, Inc.
Vice President,
Fixed Income Series

T. Rowe Price Limited-Term Bond Portfolio

Officers (continued)
Name (Date of Birth)
Title and Fund(s)
Served                     Principal Occupations

Henry H. Hopkins           Director and Vice President, T. Rowe Price Group,
(12/23/42)                 Inc.; Vice President, T. Rowe Price, T. Rowe Price
Vice President,            International, Inc., and T. Rowe Price Retirement
Fixed Income Series        Plan Services, Inc.; Vice President and Director,
                           T. Rowe Price Investment Services, Inc., T. Rowe
                           Price Services, Inc., and T. Rowe Price Trust
                           Company

Alan D. Levenson           Vice President, T. Rowe Price and T. Rowe Price
(7/17/58)                  Group, Inc.; formerly Senior Vice President and
Vice President,            Director of Research, Aubrey G. Lanston & Co., Inc.
Fixed Income Series

Patricia B. Lippert        Assistant Vice President, T. Rowe Price and T. Rowe
(1/12/53)                  Price Investment Services, Inc.
Secretary,
Fixed Income Series

Joseph K. Lynagh,          Vice President, T. Rowe Price and T. Rowe Price
CFA (6/9/58)               Group, Inc.; formerly Corporate Banking Officer,
Vice President,            NationsBank (to 1990)
Fixed Income Series

James M. McDonald          Vice President, T. Rowe Price, T. Rowe Price Group,
(9/29/49)                  Inc., and T. Rowe Price Trust Company
Executive
Vice President,
Fixed Income Series

Cheryl A. Mickel           Vice President, T. Rowe Price and T. Rowe Price
(1/11/67)                  Group, Inc.
Vice President,
Fixed Income Series

David S. Middleton         Vice President, T. Rowe Price, T. Rowe Price Group,
(1/18/56)                  Inc., and T. Rowe Price Trust Company
Controller,
Fixed Income Series

Mary J. Miller             Vice President, T. Rowe Price and T. Rowe Price
(7/19/55)                  Group, Inc.
Vice President,
Fixed Income Series

Joan R. Potee              Vice President, T. Rowe Price and T. Rowe Price
(11/23/47)                 Group, Inc.
Vice President,
Fixed Income Series

Robert M. Rubino           Vice President, T. Rowe Price and T. Rowe Price
(8/2/53)                   Group, Inc.
Vice President,
Fixed Income Series

Mark J. Vaselkiv           Vice President, T. Rowe Price and T. Rowe Price
(7/22/58)                  Group, Inc.
Vice President,
Fixed Income Series

Lea C. Ward                Assistant Vice President, T. Rowe Price; formerly
(6/5/68)                   Customer Finance Analyst, Lucent Technologies
Vice President,            (to 2000)
Fixed Income Series

Edward A. Wiese CFA        Vice President, T. Rowe Price, T. Rowe Price Group,
(4/12/59)                  Inc., and T. Rowe Price Trust Company; Vice
President,                 President, Director, and Chief Investment Officer,
Fixed Income Series        T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP656 (6/02)
K15-059 6/30/02